UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2020

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 N. Harwood Street, Suite 2200

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market
1.450% Senior Notes due 2027	CONE27	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indenture

On September 21, 2020, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) and a wholly owned subsidiary of CyrusOne Inc., a Maryland corporation (the “Company”), and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”) closed their previously announced offering of $400 million aggregate principal amount of 2.150% Senior Notes due 2030 (the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration Nos. 333-231203, 333-231203-14 and 333-231203-15), a base prospectus, dated May 3, 2019, included as part of the registration statement, and a prospectus supplement, dated September 15, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The Notes were issued pursuant to an indenture, dated as of December 5, 2019 (the “Base Indenture”), among the Issuers and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of September 21, 2020, related to the Notes (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuers, the Company, as guarantor, and the Trustee.

The Company is filing the Base Indenture and the Fourth Supplemental Indenture as Exhibit 4.1 and Exhibit 4.2 to this report, respectively.

The Issuers used the net proceeds from the offering to repay $300 million of the outstanding indebtedness under the Operating Partnership’s senior unsecured term loans due 2023 and the remainder for general corporate purposes, including the repayment of the borrowings outstanding under the Operating Partnership’s revolving credit facility from time to time.

The Notes are unsecured senior obligations of the Issuers, which rank equally in right of payment with all of the Issuers’ existing and future unsecured senior debt and senior in right of payment to all of the Issuers’ future subordinated debt, if any. The Notes will be effectively subordinated to any of the Issuers’ future secured debt, if any, to the extent of the value of the assets securing such debt. The Notes will be guaranteed on a senior unsecured basis by CyrusOne Inc., the sole beneficial owner and sole trustee of CyrusOne GP, which is the sole general partner of CyrusOne LP. The guarantees will rank equally in right of payment with all of CyrusOne Inc.’s existing and future unsecured senior debt and senior in right of payment to all of CyrusOne Inc.’s future subordinated debt, if any. The guarantees will be effectively subordinated to any of CyrusOne Inc.’s future secured debt to the extent of the value of the assets securing such debt. In addition, the Notes will be structurally subordinated to the liabilities of any subsidiaries CyrusOne LP (other than CyrusOne Finance Corp.). The guarantees will be structurally subordinated to the liabilities of any subsidiaries of the Guarantor (other than the Issuers).

The Notes will bear interest at a rate of 2.150% per annum, payable semi-annually on May 1 and November 1 of each year, beginning on May 1 2021, to persons who are registered holders of the Notes on the immediately preceding April 15 and October 15, respectively.

The Indenture limits the ability of CyrusOne LP and its subsidiaries to incur secured or unsecured indebtedness and to merge, consolidate or transfer all or substantially all of their assets, in each case subject to certain qualifications set forth in the Indenture. The Indenture also requires CyrusOne LP and its subsidiaries to maintain total unencumbered assets of at least 150% of their unsecured indebtedness on a consolidated basis.

The Notes will mature on November 1, 2030. However, prior to August 1, 2030, the Issuers may redeem some or all of the Notes at a price equal to 100% of their principal amount plus a “make-whole” premium. In addition, the Issuers may redeem some or all of the Notes on or after August 1, 2030, at a redemption price equal to 100% of the aggregate principal amount of the Notes. In each case, the Issuers must also pay accrued and unpaid interest, if any, to the redemption date.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture and the Fourth Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and which are incorporated herein by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 5, 2019).
4.2	Fourth Supplemental Indenture, dated as of September 21, 2020, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, CyrusOne Inc., as guarantor and Wells Fargo Bank, N.A., as trustee, relating to the 2.150% Senior Notes due 2030.
4.3	Form of 2.150% Senior Note due 2024 (included in Exhibit 4.2).
5.1	Opinion of Cravath, Swaine & Moore LLP.
5.2	Opinion of Venable LLP.
23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).
23.2	Consent of Venable LLP (included as part of Exhibit 5.2).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: September 21, 2020	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary